UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

VECTREN CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation (An Indiana Corporation) One Vectren Square, Evansville, Indiana 47708 (812) 491-4000	35-2086905

1-16739	Vectren Utility Holdings, Inc. (An Indiana Corporation) One Vectren Square, Evansville, Indiana 47708 (812) 491-4000	35-2104850

Former name or address, if changed since last report:

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.    Completion of Acquisition or Disposition of Assets.

On February 1, 2019 (the “Closing Date”), CenterPoint Energy, Inc., a Texas corporation (“Parent”), completed its previously announced acquisition of Vectren Corporation (the “Company”) through a merger (the “Merger”) of Pacer Merger Sub, Inc., an Indiana corporation and wholly owned subsidiary of Parent (“Merger Sub”), with and into the Company pursuant to the Agreement and Plan of Merger, dated as of April 21, 2018, by and among the Company, Parent and Merger Sub (the “Merger Agreement”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent as of the Effective Time (as defined below).

On and subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, no par value, of the Company (“Company common stock”) issued and outstanding immediately prior to the Effective Time was cancelled and converted into the right to receive $72.00 in cash, without interest. At the Effective Time, each stock unit that was payable in Company common stock or whose value was determined with reference to the value of Company common stock immediately prior to the Effective Time, whether vested or unvested, was cancelled at the Effective Time with cash consideration paid therefor in accordance with the terms of the Merger Agreement. The aggregate value of the consideration paid by Parent in connection with the Merger was approximately $6 billion, which was funded through a combination of various issuances by Parent of its common and preferred stock, unsecured senior notes and unsecured commercial paper.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 23, 2018, and which is incorporated herein by reference.

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Effective as of the opening of trading on the New York Stock Exchange (“NYSE”) on the Closing Date, the shares of the Company common stock, which traded under the symbol “VVC”, were suspended from trading on the NYSE. On the Closing Date, the Company requested that the NYSE file with the Securities and Exchange Commission (“SEC”) a notification of removal from listing on Form 25 to delist the Company common stock from the NYSE and to withdraw the registration of the Company common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file a certification on Form 15 with the SEC requesting the termination of registration of the Company common stock with the SEC under Section 12(g) of the Exchange Act and its reporting obligations under Sections 13 and 15(d) of the Exchange Act. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 3.03.    Material Modification to Rights of Security Holders.

The disclosure set forth in Items 2.01, 3.01 and 5.03 is incorporated herein by reference.

Item 5.01.    Changes in Control of Registrant.

As a result of the consummation of the Merger, a change of control of the Company occurred, and each of the Company and its wholly owned subsidiaries, including Vectren Utility Holdings, Inc. (“VUHI”), is now a wholly owned subsidiary of Parent. The disclosure set forth in Item 2.01 is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, all of the existing directors of the Company and VUHI ceased to be directors, and Scott M. Prochazka, the sole director of Merger Sub immediately prior to the Effective Time, became the sole director of the Company and the sole director of VUHI. None of the departing directors stated that his or her departure related to any disagreement with the Company or VUHI on any matter relating to the operations, policies or practices of such company.

Following the Merger, Carl L. Chapman ceased to be the Chairman, President and Chief Executive Officer of the Company and the Chairman and Chief Executive Officer of VUHI; M. Susan Hardwick ceased to be the Executive Vice President and Chief Financial Officer of the Company and VUHI; Eric J. Schach ceased to be the Executive Vice President and Chief Operating Officer of the Company and the President of VUHI; and Ronald E. Christian ceased to be the Executive Vice President, Chief Legal and External Affairs Officer and Corporate Secretary of the Company and the Executive Vice President, Chief Legal and External Affairs Officer and Secretary of VUHI.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time and pursuant to the Merger Agreement, (i) the articles of incorporation of Merger Sub immediately prior to the Effective Time became the articles of incorporation of the Company, as the surviving corporation in the Merger, and (ii) the bylaws of Merger Sub immediately prior to the Effective Time became the bylaws of the Company, as the surviving corporation in the Merger. Copies of the articles of incorporation and bylaws of the Company after giving effect to the Merger are included as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.    Other Events.

On February 1, 2019, the Company issued a press release announcing the amount of its previously announced “stub period” dividend. A dividend in the amount of $0.41145 per share will be paid no later than February 8, 2019 to shareholders of record immediately prior to the Effective Time. The amount equals $0.005275 per day times 78 days, which is the number of days from November 16 through and including February 1, 2019, the Effective Time. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

The exhibits listed below are filed or furnished, as applicable, herewith.

(d)	Exhibits.

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger by and among Vectren Corporation, Pacer Merger Sub, Inc. and CenterPoint Energy, Inc., dated as of April 21, 2018 (incorporated by reference to Exhibit 2.1 to Vectren Corporation’s Current Report on Form 8-K, dated April 23, 2018, File No. 1-15467).

3.1	Amended and Restated Articles of Incorporation of Vectren Corporation.

3.2	Amended and Restated By-laws of Vectren Corporation.

99.1	Press Release, dated February 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION

February 1, 2019

	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Vice President